Exhibit 32.2

CERTIFICATION OF THE
CHIEF FINANCIAL OFFICER OF
MM COMPANIES, INC.
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of MM Companies, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeremy Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeremy Anderson
Jeremy Anderson
Chief Financial Officer
August 12, 2005